UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

PHH CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3000 Leadenhall Road

Mt. Laurel, New Jersey 08054

(Address of principal executive offices, including zip code)

(856) 917-1744

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended Employment Agreements with our CEO and CFO

On January 25, 2018, PHH Corporation (the “Company”) entered into an amended employment agreement with Robert B. Crowl, the Company’s President and Chief Executive Officer (the “CEO Employment Agreement”) and an amended employment agreement with Michael R. Bogansky, the Company’s Senior Vice President and Chief Financial Officer (the “CFO Employment Agreement” and together with the CEO Employment Agreement, the “Amended Employment Agreements”).  The Amended Employment Agreements, which amended and restated prior employment agreements with Mr. Crowl and Mr. Bogansky that were due to expire on March 31, 2018, will remain in effect until December 31, 2018 unless terminated sooner by the Company or the applicable officer or extended by mutual agreement.

Under the CEO Employment Agreement, Mr. Crowl will continue to receive an annual base salary of $575,000 and will remain eligible to participate in the Company’s annual management incentive plan (the “MIP”) with a 2018 target award of 125% of his annual base salary, which target remains unchanged from the 2017 MIP.  Additionally, as described in more detail below, the CEO Employment Agreement provides that Mr. Crowl will be eligible to receive a 2018 cash performance incentive award (“CPIA”) with a target award of 65% of his annual base salary and will receive a retention award equal to 65% of his annual base salary.  The sum of the target 2018 CPIA and the retention award granted to Mr. Crowl is equivalent to his target award granted under the 2017 CPIA.

Pursuant to the CFO Employment Agreement, Mr. Bogansky will continue receive an annual base salary of $325,000 and will continue to remain eligible to participate in the Company’s MIP, with a 2018 target award of 55% of his annual base salary, which target remains unchanged from the 2017 MIP.  Additionally, as described in more detail below, Mr. Bogansky will be eligible to receive a 2018 CPIA with a target award of 50% of his annual base salary and will receive a retention award equal to 50% of his annual base salary.  As previously disclosed, Mr. Bogansky was granted a target award of 75% of his annual base salary under the 2017 CPIA.

Under the Amended Employment Agreements, Messrs. Crowl and Bogansky continue to be entitled to receive certain benefits upon termination of employment by the Company without cause or resignation for good reason, in each case, subject to execution of a general release agreement.  These benefits include the sum of twelve (12) months of base salary plus an amount equal to 100% of the target amount of the MIP bonus awarded for the year of termination (or if Mr. Crowl or Mr. Bogansky, as applicable, has not received a MIP bonus award for the year of termination, 100% of the target amount of the MIP bonus awarded for the prior year), payable in accordance with normal payroll practices during the twelve (12) month period following such termination.  On such termination, Messrs. Crowl and Bogansky would also be entitled to reimbursement on a monthly basis of the cost of twelve (12) months of COBRA continuation coverage and outplacement services in an amount not to exceed $18,500 to be used within twenty four (24) months of such termination.  The Amended Employment Agreements also include confidentiality provisions and non-competition and non-solicitation restrictive covenants that apply for twelve (12) months following any termination of employment.  The CEO Employment Agreement provides that if Mr. Crowl is not elected to the Board at the Company’s 2018 Annual Meeting of Stockholders, he will continue to act as the Company’s chief executive officer until the earlier of December 31, 2018 or the appointment of a new CEO, and any resulting termination of employment will be treated as a termination without cause.

As described above, consistent with the terms of the Amended Employment Agreements, Messrs. Crowl and Bogansky were each granted target awards under the 2018 MIP and 2018 CPIA, as well as a retention award.   The awards under the 2018 CPIA can be earned based upon the timely close-out of the Company’s private label services origination pipeline and the achievement of certain adjusted net worth and cash balance thresholds as of December 31, 2018.  Messrs. Crowl and Bogansky must remain employed through December 31, 2018 in order to receive payment under the 2018 CPIA and their respective retention award; except that, in the event that either Mr. Crowl or Mr. Bogansky (i) is terminated without cause by the Company prior to December 31, 2018, in the absence of a change in control his retention award vests in full and the CPIA fully vests at the target amount provided the performance metrics are met or (ii) is terminated without cause or resigns for good reason, in each case following a change in control, or is terminated due to death or disability prior to December 31, 2018, his retention award vests in full and the CPIA fully vests at the target amount and these amounts are payable within 60 days.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, forward looking-statements are not based on historical facts but instead represent only our current beliefs regarding future events.  All forward-looking statements are, by their nature, subject to risks, uncertainties and other factors that could cause actual results, performance or achievements to differ materially from those expressed or implied in such forward-looking statements.  Investors are cautioned not to place undue reliance on these forward-looking statements.  Such statements may be identified by words such as “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.”

You should understand that forward-looking statements are not guarantees of performance or results and are preliminary in nature.  You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, in connection with any forward-looking statements that may be made by us or our businesses generally.  Such periodic reports are available in the “Investors” section of our website at http://www.phh.com and are also available at http://www.sec.gov.  Except for our ongoing obligations to disclose material information under the federal securities laws, applicable stock exchange listing standards and unless otherwise required by law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By:	/s/Ryan Melcher
Name:	Ryan Melcher
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Dated: January 30, 2018